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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                               -----------------

                                  FORM 8-K/A

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): June 12, 2001

                         PATINA OIL & GAS CORPORATION
              (Exact Name of Registrant as Specified in Charter)


             Delaware                  1-14344                75-2629477
    (State of Incorporation)   (Commission File Number)    (I.R.S. Employer
                                                          Identification No.)


1625 Broadway
Denver, Colorado                                              80202
(Address of Principal Executive Offices)                    (Zip Code)

      Registrant's telephone number, including area code:  (303) 592-8500
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ITEM 5. OTHER EVENTS

     The attached Exhibit 4.1 amends and restates Exhibit 4.1 to the Current Report on Form 8-K filed on May 25, 2000 to correct a typographical error contained therein.




ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits as follows:



4.1 Rights Agreement, dated as of May 25, 2001, between the Company and Mellon Investor Services LLC, as Rights Agent, specifying the terms of the Rights, which includes the form of Certificate of Designations of Series A Junior Participating Preferred Stock as Exhibit A, the form of Right Certificate as Exhibit B and the form of the Summary of Rights to Purchase Preferred Shares as Exhibit C.*



* Incorporated by reference to the Company's Registration Statement on Form 8-A/A filed with the Securities and Exchange Commission on June 12, 2001 (File No. 001-14344).


All other items of this report are inapplicable.

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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 12, 2001

                                     PATINA OIL & GAS CORPORATION

                                     By: /s/ Thomas J. Edelman
                                         --------------------------------------
                                         Name:  Thomas J. Edelman
                                         Title: Chairman of the Board and Chief
                                                Executive Officer

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                                 EXHIBIT INDEX


Exhibit No.                            Description
-----------  ------------------------------------------------------------------

4.1 Rights Agreement, dated as of May 25, 2001, between the Company and Mellon Investor Services LLC, as Rights Agent, specifying the terms of the Rights, which includes the form of Certificate of Designations of Series A Junior Participating Preferred Stock as Exhibit A, the form of Right Certificate as Exhibit B and the form of the Summary of Rights to Purchase Preferred Shares as Exhibit C.*



* Incorporated by reference to the Company's Registration Statement on Form 8-A/A filed with the Securities and Exchange Commission on June 12, 2001 (File No. 001-14344).

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